UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2012  (August 27, 2012)

NetSol Technologies Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22773	95-4627685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 410, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (818) 222-9195 / (818) 222-9197

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 27, 2012, NetSol Technologies, Inc. (the "Company") issued a press release announcing that it regained compliance with the Nasdaq Stock Market Listing Rules that require maintenance of a minimum $1.00 bid price. On August 27, 2012, the Company received notification from The Nasdaq Listing Qualifications department that the Company had regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) after maintaining a closing bid price equal to or in excess of $1.00 for a minimum of ten consecutive trading days and that the Company's noncompliance with that rule, as announced on September 2, 2011, had been rectified.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by the Company on August 27, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetSol Technologies Inc. (Registrant)
August 27, 2012 (Date)	/s/ NAJEEB GHAURI Najeeb Ghauri Chief Executive Officer
August 27, 2012 (Date)	/s/ BOO-ALI SIDDIQUI Boo-Ali Siddiqui Chief Financial Officer